Restructuring	6 Months Ended
Jun. 30, 2022
Restructuring and Related Activities [Abstract]
Restructuring
Note 10. Restructuring
In June 2022, the Board of Directors of the Company approved a cost optimization initiative that includes a workforce reduction of approximately 20% (including the elimination of open roles). The purpose of the workforce reduction is to streamline the Company’s operational structure, reducing its operating expenses and managing its cash flows. The Company has commenced workforce reductions and expects to complete these actions by the end of the third quarter of 2022. The Company is also conducting a facility rationalization assessment and assessing other operational savings measures. Through June 30, 2022, the Company has incurred costs of $598 thousand related to these actions, of which approximately $153 thousand were related to non-cash
asset impairments. The Company continues to pursue cost savings initiatives and, to the extent further cost savings opportunities are identified, it may incur additional restructuring and related charges in future periods.
Restructuring expenses, which are comprised primarily of employee termination costs and non-cash
asset impairments, were recorded in the following financial statement lines within the condensed consolidated statements of net loss and comprehensive loss:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Cost of Revenues	$160	$—	$160	$—
General and Administrative	$276	$—	$276	$—
Selling & Marketing	$143	$—	$143	$—
Research & Development	$19	$—	$19	$—
The following table summarizes activity in the liability related to the Company’s workforce reduction employee termination costs (in thousands):

Liability balance at December 31, 2021	$—
Charges	445
Payments	—

Liability balance at June 30, 2022	$445

All of the Company’s restructuring liabilities as of June 30, 2022 relate to employee termination costs and all cash payments for those liabilities are expected to be disbursed by the end of 2022.